AXA Equitable Life Insurance Company

Supplement Dated February 10, 2015 to the current prospectus for Incentive Life®

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center as described below.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes described below.

Changes to the way the customer loyalty credit is calculated

Currently, certain Incentive Life® policyholders are eligible for a non-guaranteed customer loyalty credit (introduced in 2001) if their policy has been in force for at least 20 years and has a face value of $500,000 or more. If you are eligible, this credit is calculated as an amount equal to a percentage of your unloaned Policy Account Value and is credited at the beginning of each policy month starting on the 20th anniversary of your policy.

Starting on policy anniversaries that fall on or after April 1, 2015, we are changing the way we calculate the customer loyalty credit. The amount of the customer loyalty credit will be calculated as a percentage of the total of (a) minus (b), where:

(a) equals your unloaned Policy Account Value on the customer loyalty credit calculation date; and

(b) equals any portion of your unloaned Policy Account Value invested in the guaranteed interest option (“GIO”)* on the customer loyalty credit calculation date. However, if on that date the interest rate that we are paying on amounts invested in the GIO is greater than the minimum guaranteed interest rate of 4.50% per annum, (b) equals zero.

*	The guaranteed interest option is part of what your policy and other supplemental material may refer to as the “Guaranteed Interest Account” or “Guaranteed Interest Division”.

To determine if this change applies to your policy or if you would like additional information about this change, please contact us:

By mail:

AXA Equitable—Life Operations

P.O. Box 1047

Charlotte, North Carolina 28201-1047

By toll-free phone:

Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.

By e-mail:

life-service@axa.us.com

By fax:

1-855-268-6378

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

Incentive Life® is issued by and is a registered service mark of AXA Equitable Life Insurance Company.

EVM 06 (2/15)	Catalog No. 153106 (2/15)
IF (AR)	#845523